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                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

           Current Report Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934


  Date of Report (Date of Earliest Event Reported) January 24, 2006
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                         Twin Disc, Incorporated
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        (exact name of registrant as specified in its charter)


        WISCONSIN                   001-7635			39-0667110
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(State or other jurisdiction     (Commission	     	    (IRS Employer
 of incorporation)		   File Number)		  Identification No.)


             1328 Racine Street               Racine, Wisconsin 53403
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                   (Address of principal executive offices)

         Registrant's telephone number, including area code:    (262)638-4000
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Item 5.02     Departure of Directors or Principal Officers; Election of
              Directors; Appointment of Principal Officers

     Twin Disc, Inc. issued a press release today announcing that Michael H. Joyce (65), President - Chief Operating Officer has elected to retire effective July 31, 2006. He will also resign from the Board of Directors on the same date. A copy of the press release is attached and incorporated herein as exhibit 99.1.

Item 9.01     Financial Statements and Exhibits

(c)  Exhibits.


EXHIBIT NUMBER	DESCRIPTION

99.1   Press Release announcing Michael H. Joyce's retirement


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                               SIGNATURE

     Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:	January 24, 2006                   Twin Disc, Inc.

                                           /s/ Christopher J. Eperjesy
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                                           Christopher J. Eperjesy
                                           VP - Finance, CFO and Secretary